UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

May 2, 2012

UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25917	63-0833573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Drawer 8
Atmore, Alabama	36504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(251) 446-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William J. Justice retired from the Board of Directors of the United Bancorporation of Alabama, Inc. (the “Corporation”) at the Annual Meeting of Stockholders held on May 2, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Stockholders of United Bancorporation of Alabama, Inc. (the “Corporation”) was held on May 2, 2012.

(b)	The following nominees were elected as Directors of the Corporation, to serve until the 2015 Annual Meeting of Stockholders, by the votes indicated:

Nominee	For	Withheld
L. Walter Crim	1,401,892	22,222
Richard K. Maxwell	1,323,047	101,068
Leslie H. Cunningh am	1,316,615	107,500

(c)	The stockholders of the Corporation also approved an advisory (non-binding) proposal regarding the compensation of executive officers by the following vote:

For	Against	Abstained
1,117,226	103 ,916	202,971

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.

Date: May 8, 2012	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

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